UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 12, 2021

Magnum Opus Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40266	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1009, ICBC Tower Three Garden Road, Central, Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 3757 9857

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	OPA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OPA WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	OPA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Magnum Opus Acquisition Limited, a Cayman Islands exempted company (the “Company”), in connection with the matters described herein.

Item 4.02.	Non-Reliance on Previously Issued Financial Statement and Related Audit Report.

On November 12, 2021, the management and the Audit Committee of the Company, after consultation with Marcum LLP, concluded that the Company’s audited balance sheet as of March 25, 2021 filed on the Company’s Form 8-K filed on March 31, 2021 and the Company’s unaudited quarterly financial statements for the quarterly periods ended March 31, 2021 and June 30, 2021 filed in the Company’s Form 10-Q filed on May 21, 2021 and August 16, 2021, respectively, contained an error relating to the classification between temporary equity and permanent equity of the Company’s Class A ordinary shares subject to redemption, which the Company initially presented a portion of as permanent equity, and has since determined should be classified as temporary equity. In light of this error, it was determined that the Company’s previously issued audited balance sheet as of March 25, 2021 and the unaudited quarterly financial statements for the quarterly periods ended March 31, 2021 and June 30, 2021 (the “Non-Reliance Financial Statements”) should no longer be relied upon. The Company amended the Non-Reliance Financial Statements in its Form 10-Q for the period ended September 30, 2021 reflecting the reclassification of shares of the Company’s Class A ordinary shares subject to redemption as temporary equity. The above changes did not have any impact on its cash position or cash held in its trust account.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s cash position and cash held in its trust account. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2021

MAGNUM OPUS ACQUISITION LIMITED

By:	/s/ Hou Pu Jonathan Lin
	Name:	Hou Pu Jonathan Lin
	Title:	Chief Executive Officer